UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2007


Item 1. Report to Stockholders.


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

June 30, 2007

Semi-Annual Report

Calvert Tax-Free Reserves
     Money Market Portfolio
     Limited-Term Portfolio
     Long-Term Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Statements of Net Assets
14

Notes to Statements of Net Assets
30

Statements of Operations
31

Statements of Changes in Net Assets
32

Notes to Financial Statements
36

Financial Highlights
42

Explanation of Financial Tables
47

Proxy Voting and Availability of Quarterly Portfolio Holdings
49

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Dear Shareholder:

The six-month period ended June 30, 2007 was a challenging environment for bond fund investors and portfolio managers as mixed economic signals continued, longer-term interest rates rose, and influences from foreign investors and troubles in the U.S. subprime mortgage industry weighed on the markets. Against this backdrop, investors saw a significant shift in the environment for bond and money market securities.

Most significantly, the shape of the yield curve reverted to a more typical pattern, with higher interest rates and yields for longer-maturity bonds than for short-term securities. With the federal funds lending rate unchanged at 5.25%, yields for short-term instruments remained relatively level over the reporting period. Also, we began to see credit-quality shifts, with the compensation to bond investors for taking on the greater credit risk associated with lower-quality bonds starting to build to more realistic levels. On the economic front, sluggish GDP growth was somewhat offset by strong employment statistics. Although inflation was tame overall, it still remains a concern. We believe that these conflicting economic signals will probably convince the Federal Reserve to keep its benchmark federal funds lending rate at 5.25%, where it has been since June 2006, through the end of the year.

A Challenging Environment of Rising Rates

Interest rates on fixed-income securities of various maturities rose, hurting the values of longer-term bonds in particular. The yield on the 10-year U.S. Treasury note, which is a common benchmark for mortgage rates and other interest rates, increased 0.32% during the six-month period to finish at 5.03%. Because bond prices fall when interest rates rise (and vice-versa), it was a difficult six months for many bond funds. Our relatively short duration position across non-money market funds helped relative performance. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.

While the tax-exempt funds were positioned with a short relative duration versus their benchmarks, credit problems (unrelated to subprime mortgages) weighed down performance in some of our funds. Our management team continues to diligently work through the Portfolio's credit issues to seek to maximize returns to shareholders.

Essential Roles of Fixed Income Funds

Bond and money market funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed income investing, such as credit risk and interest rate risk, these types of funds can offer many benefits. Fixed-income funds that specialize in bonds of various maturities can help diversify a portfolio that contains equity funds. Of course, most bond funds also provide flows of income from the coupon (interest) payments on their holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios.

Money market funds strive to provide both stability and liquidity, so investors may use them as a core cash position for short-term financial goals or overall portfolio stability. Calvert's expertise in managing fixed-income funds in general and money-market funds in particular dates back to 1976, when Calvert was founded and introduced the First Variable Rate Fund for Government Income. We encourage you to work with a financial advisor, who can provide important insights into how to create an effectively diversified portfolio that includes allocations to bond and money-market funds.

Depth of Fixed-Income Experience

We expect to see some continued pressure across fixed-income markets as problems in the subprime mortgage market continue to spread to other sectors, affecting the broad bond market. With more than 30 years of experience managing fixed-income portfolios and close to $9 billion in assets under management in fixed-income funds, including money-market funds, we believe Calvert has the depth of skill needed to navigate these volatile markets.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2007

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6

Calvert Tax-Free Reserves
Money Market Portfolio

Performance

For the six-month reporting period ended June 30, 2007, CTFR Money Market Portfolio O shares returned 1.53%, versus the 1.49% return for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

During the six-month reporting period the Federal Reserve (Fed) kept the target federal funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year U.S. Treasury yield up 0.32% to 5.03%. Though the Fed was on hold, several foreign central banks raised interest rates and so pushed global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The turmoil in the U.S. subprime mortgage industry has continued to dampen investors' appetite for risk. Subprime mortgage companies make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

During the six-month period, the market shifted from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year. The change in expectations pushed interest rates up, and so we increased our purchase of municipal notes to capture the higher yields. This helped extend the Portfolio's average days-to-maturity from 25 days as of December 31, 2006, to 38 days as of June 25--versus the average tax-free money market fund, which had an average days-to-maturity of 22 days as of June 25.5

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the federal funds rate.

Of course, we will continue to seek and take advantage of any solid investment opportunities that arise.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

5. Source: iMoneynet.com. The average days-to-maturity for the Portfolio at the end of the period (June 30, 2007) was 44 days.

Past performance is no guarantee of future returns.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio
Statistics
weighted
average maturity
6.30.07	44 days
12.31.06	25 days

Investment Allocation

(% of Total Investments)
Variable Rate Demand Notes	84.4%
Municipal Notes	15.6%
Total	100%

class O
average annual
total return
as of 6.30.07
1 year	3.04%
5 year	1.53%
10 year	2.25%

Institutional class
average annual
total return
as of 6.30.07
1 year	3.28%
5 year	1.83%
Since Inception	2.55%
(8.01.97)

7-day simple/
effective yield
as of 6.30.07
Class O	3.07%/3.12%
Class I	3.72%/3.78%

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

Calvert Tax-Free Reserves Limited-Term Portfolio

Performance

For the six-month period ending June 30, 2007, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned -0.72%. The benchmark Lehman Municipal 1-Year Index returned 1.57% and the Lipper Short Municipal Debt Funds Average returned 1.20%. Credit-quality issues with some of the holdings were the primary reason for the Portfolio's underperformance.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target federal funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year U.S. Treasury yield up 0.32% to 5.03%. Although the Fed held the federal funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5%. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Portfolio Strategy

Average interest rates on AAA rated, one-year municipal securities rose 0.20 percentage points during the period. The Bond Market Association Municipal Swap Index, which is a short-term index reflecting activity among variable-rate demand obligations (whose rates adjust with changes in short-term rates), also rose. This shift occurred as the market's consensus outlook changed from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year.

Portfolio performance lagged relative to the Index due to credit-quality issues (default) with some of the Portfolio's holdings, which led to a decline in the value of the bonds. One specific holding is a resort revenue bond, held in several of our funds, that has been unable to generate sufficient revenue to make payments on its debt. We continue to look for options to improve the resort's debt servicing ability and maximize return to shareholders.

We should also note that, primarily due to a change in the level of the Portfolio's assets, its investment in illiquid securities currently exceeds the 15% net asset limitation. (Illiquid securities are infrequently traded or cannot otherwise be converted to cash quickly.) The Portfolio will avoid investing in illiquid investments while they exceed the 15% limitation. In addition, we will continue to monitor holdings of illiquid securities and actively seek to reduce the percentage of assets invested in illiquid securities.

The Portfolio's allocation to variable-rate demand notes and securities with an average maturity of one year were positive contributors to performance. The Portfolio's short duration relative to the Index also benefited its returns as interest rates rose during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the federal funds rate.

We are currently maintaining a defensive stance from both an interest-rate and credit standpoint, concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough yield incentive. Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool as the credit cycle slowly turns. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of lower-quality securities.

We continue to monitor valuations across sectors and securities in light of the increased risk aversion. As more appropriate risk/return dynamics present themselves, we will opportunistically look to take advantage of cheaper credits and higher volatility.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

Comparative Investment Performance (Total Return at NAV)
(as of 6.30.07)

	CTFR	Lipper Short	Lehman 1 Year
	Limited-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index**
1 year	0.58%	3.20%	3.68%
5 year*	1.37%	2.07%	2.14%
10 year*	2.62%	3.13%	3.40%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

*     Average annual return

**    Unlike a fund, the Index does not incur expenses and is not available for investment.

Portfolio
Statistics
monthly
dividend yield
6.30.07	3.03%
12.31.06	2.19%

30 day SEC yield
6.30.07	3.26%
12.31.06	3.07%

weighted
average maturity
6.30.07	1.09 years
12.31.06	1.02 years

effective duration
6.30.07	332 days
12.31.06	325 days

average annual
total return
as of 6.30.07
1 year	(0.47%)
5 year	1.16%
10 year	2.51%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

Economic Sectors	(% of Total Investments)
Electric	0.9%
Higher Education	6.9%
Hospital	1.1%
Industrial Development Revenue/Pollution Control Revenue	7.6%
Lease/Certificate of Participation	1.0%
Lifecare	0.6%
Local General Obligation	15.0%
Multifamily Housing	14.7%
Other Education	0.8%
Other Healthcare	0.2%
Other Revenue	10.6%
Other Transportation	0.8%
Port	2.1%
Prerefunded/Escrow to Maturity	7.1%
Resource Recovery	3.8%
Single Family Housing	8.5%
Special Tax	5.9%
State General Obligation	8.7%
Transportation	1.1%
Water & Sewer	2.6%
Total	100%

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4

Calvert Tax-Free Reserves
Long-Term Portfolio

Performance

For the six months ended June 30, 2007, the Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned -0.36%. The benchmark Lehman Municipal Bond Index returned 0.14% and the Lipper General Municipal Debt Funds Average's return was -0.16% during the same period. Portfolio performance lagged relative to the Index primarily due to an ongoing credit-quality issue with one of the Fund's holdings.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target federal funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year U.S. Treasury yield up 0.32% to 5.03%. Although the Fed held the federal funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007, partly in reaction to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The primary cause was turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

Average interest rates on AAA rated, long-term municipal securities ended the period approximately 0.37 percentage points higher than the beginning of the period. This shift occurred as the market's consensus outlook changed from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year.

Portfolio performance lagged relative to the Index due to an ongoing credit-quality issue (default) with one of the Fund's holdings, which led to a decline in the value of the bonds. The holding is a resort revenue bond, held in several of our funds, that has been unable to generate sufficient revenue to make payments on its debt. We continue to look for options to improve the resort's debt servicing ability and maximize return to shareholders. The Fund's high allocation to AAA rated securities also hurt performance, as BBB rated and high yield bonds produced the highest returns during the period.

The Fund's allocations to both pre-refunded bonds (municipal bonds backed by various U.S. government securities) and shorter-term securities were positive contributors to performance relative to the benchmark Lehman Municipal Bond Index. The Fund's short-to-neutral duration relative to the Index benefited returns as interest rates rose during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Going Forward

Demand for municipal bonds is strong and municipal bond issuance remains high. We are currently maintaining a defensive stance from both an interest-rate and credit standpoint, concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough incentive in the form of additional yield.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the federal funds rate.

Finally, we expect both global demand for higher yields and the pace of foreign investment in U.S. bonds to cool. Consequently, we believe credit spreads will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality.

Of course, we will continue to seek and take advantage of any solid investment opportunities that arise.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

Comparative Investment Performance (Total Return at NAV)
(as of 6.30.07)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index**
1 year	3.66%	4.12%	4.69%
5 year*	4.10%	4.02%	4.61%
10 year*	4.79%	4.58%	5.44%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

*     Average annual return

**    Source: Lipper Analytical Services, Inc. Unlike a fund, the Index does not incur expenses and is not available for investment.

Portfolio
statistics
monthly
dividend yield
6.30.07	3.83%
12.31.06	3.54%

30 day SEC yield
6.30.07	3.93%
12.31.06	3.78%

weighted
average maturity
6.30.07	14 years
12.31.06	14 years

effective duration
6.30.07	5.74 years
12.31.06	6.00 years

average annual
total return
as of 6.30.07
1 year	(0.21%)
5 year	3.30%
10 year	4.39%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns.

*Source: Lipper Analytical Services, Inc.

Economic Sectors
(% of Total Investments)
Airport	1.1%
Higher Education	1.7%
Industrial Development Revenue/Pollution Control Revenue	17.1%
Lease/Certificate of Participation	7.6%
Local General Obligation	19.5%
Multifamily Housing	12.7%
Other Revenue	3.8%
Other Transportation	3.8%
Prerefunded /Escrow to Maturity	9.5%
Single Family Housing	0.9%
Special Tax	12.3%
State General Obligation	4.0%
Water & Sewer	6.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	1/1/07	6/30/07	1/1/07 - 6/30/07
Class O
Actual	$1,000.00	$1,015.40	$3.33
Hypothetical	$1,000.00	$1,021.49	$3.34
(5% return per year before expenses)

Institutional Class
Actual	$1,000.00	$1,016.60	$2.08
Hypothetical	$1,000.00	$1,022.73	$2.09
(5% return per year before expenses)

*    Expenses are equal to the Fund's annualized expense ratio of 0.67%, and 0.42% for Class O and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$922.80	$3.69
Hypothetical	$1,000.00	$1,021.09	$3.74
(5% return per year before expenses)

*    Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$996.40	$4.46
Hypothetical	$1,000.00	$1,020.33	$4.51
(5% return per year before expenses)

*    Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net Assets
June 30, 2007

	Principal
Municipal Obligations - 100.8%	Amount	Value
Alabama - 5.4%
Alabama State MFH Revenue VRDN, 3.78%, 4/1/14,
LOC: AmSouth Bank (r)	$1,925,000	$1,925,000
Auburn Alabama Industrial Development Board VRDN, 3.85%, 5/1/20,
LOC: Allied Irish Bank (r)	3,420,000	3,420,000
Birmingham Alabama Private Education Building Authority Revenue
VRDN, 3.76%, 4/1/13, LOC: AmSouth Bank (r)	2,415,000	2,415,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 3.95%, 4/1/21, LOC: Bank of America (r)	8,500,000	8,500,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 3.90%, 10/1/11, LOC: Wachovia Bank (r)	1,750,000	1,750,000
Huntsville Alabama Industrial Development Board Revenue VRDN,
4.04%, 11/1/26, LOC: First Commercial Bank (r)	2,855,000	2,855,000
Mobile County Alabama IDA Revenue VRDN, 3.90%, 4/1/20,
LOC: Wachovia Bank (r)	2,710,000	2,710,000
Northport Alabama MFH Revenue VRDN:
3.88%, 9/3/15, LOC: AmSouth Bank (r)	1,475,000	1,475,000
3.78%, 7/1/18, LOC: AmSouth Bank (r)	4,215,000	4,215,000
Taylor-Ryan Alabama Improvement District Revenue VRDN,
3.77%, 11/1/35, LOC: Columbus Bank & Trust (r)	13,800,000	13,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 3.90%, 12/1/23,
LOC: Regions Bank (r)	3,795,000	3,795,000
Valley Alabama Special Care Facilities Authority Revenue VRDN, 3.84%,
6/1/25, LOC: Columbus Bank & Trust (r)	2,830,000	2,830,000

Arizona - 1.4%
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
3.88%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 3.75%, 1/15/32,
LOC: Fannie Mae (r)	8,980,000	8,980,000

Arkansas - 1.5%
Arkadelphia Arkansas IDA Revenue VRDN, 3.83%, 4/1/11,
LOC: Svenska Handelsbanken (r)	4,000,000	4,000,000
Arkansas State MFH Development Finance Authority VRDN:
3.81%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
3.83%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

California - 5.3%
California State Pollution Control Financing Authority Revenue VRDN:
3.81%, 9/1/10, LOC: Bank of the West (r)	2,855,000	2,855,000
3.83%, 3/1/16, LOC: Comercia Bank (r)	2,090,000	2,090,000
California Statewide Communities Development Authority Special Tax
Revenue VRDN, 3.88%, 5/1/22, LOC: Bank of the West,
C/LOC: CALSTRs (r)	1,625,000	1,625,000
Fresno California Revenue VRDN, 3.68%, 5/1/15, LOC: U.S. Bank (r)	900,000	900,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Los Angeles California Regional Airports Improvement Corp. Lease
Revenue VRDN, 3.94%, 12/1/25, LOC: Societe Generale (r)	$6,900,000	$6,900,000
Los Angeles County California Housing Authority Revenue VRDN,
3.62%, 12/1/07, LOC: Freddie Mac (r)	2,500,000	2,500,000
Oxnard California Industrial Development Financing Authority VRDN,
4.06%, 12/1/34, LOC: City National Bank (r)	2,545,000	2,545,000
San Bernardino County California MFH Revenue VRDN, 3.70%,
2/1/23, LOC: Citibank, C/LOC: FHLB (r)	5,660,000	5,660,000
State of California GO VRDN, 3.68%, 5/1/33,
LOC: Bank of America (r)	18,300,000	18,299,271
Victorville California MFH Revenue VRDN, 4.02%, 12/1/15,
LOC: Citibank (r)	6,015,000	6,015,000

Colorado - 3.4%
Colorado State Education Loan Program Tax & Revenue Anticipation
Notes, 4.50%, 8/3/07	5,000,000	5,003,032
Colorado State Housing and Finance Authority Revenue VRDN:
3.70%, 10/15/16, CA: Fannie Mae (r)	22,860,000	22,860,000
3.73%, 10/1/30, BPA: FHLB, CF: Colorado - HFA (r)	480,000	480,000
Westminster Colorado Economic Development Authority Tax Allocation
Revenue VRDN, 3.76%, 12/1/28, LOC: Depfa Bank plc (r)	3,000,000	3,000,000

Connecticut - 0.2%
Connecticut State Health & Educational Facility Authority Revenue
VRDN, 3.80%, 7/1/36 (r)	2,000,000	2,000,000

Delaware - 0.7%
State of Delaware GO Bonds:
4.00%, 5/1/08	4,075,000	4,085,804
5.00%, 7/1/08	1,925,000	1,950,049

Florida - 0.3%
Florida State Board of Education GO Revenue Bonds, 4.00%, 6/1/08	3,075,000	3,084,586

Georgia - 5.2%
Atlanta Georgia Water and Wastewater Revenue VRDN, 3.75%,
11/1/38, BPA: Dexia Credit Local, FSA Insured (r)	7,300,000	7,300,000
Cobb County Georgia Hospital Authority Revenue VRDN, 3.75%,
4/1/36, LOC: SunTrust Bank (r)	6,700,000	6,700,000
Cobb County Georgia School District GO Bonds, 4.00%, 12/31/07	8,500,000	8,512,431
Columbus Georgia Downtown IDA Revenue VRDN, 3.84%, 8/1/15,
LOC: Columbus Bank & Trust (r)	6,645,000	6,645,000
Fulton County Georgia IDA Revenue VRDN, 4.47%, 12/1/10,
LOC: Branch Bank & Trust (r)	2,000,000	2,000,000
Macon-Bibb County Georgia Industrial Authority Revenue VRDN,
3.83%, 7/1/15, LOC: AmSouth Bank (r)	1,000,000	1,000,000
Rome Georgia MFH Revenue VRDN, 3.84%, 7/1/34,
LOC: Regions Bank (r)	7,650,000	7,650,000
Waleska Georgia Downtown Development Authority Revenue
VRDN, 3.76%, 10/1/28, LOC: Regions Bank (r)	6,650,000	6,650,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 3.94%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Hawaii - 1.8%
Hawaii State Department Budget and Finance Revenue VRDN:
3.80%, 5/1/19, LOC: First Hawaiian Bank (r)	$12,155,000	$12,155,000
3.90%, 12/1/21, LOC Union Bank (r)	4,590,500	4,590,500

Idaho - 1.1%
Idaho State Health Facilities Authority Revenue VRDN, 3.94%, 7/1/35,
BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	6,900,000	6,900,000
Idaho State Tax Anticipation Notes, 4.50%, 6/30/08	3,000,000	3,022,140

Illinois - 3.8%
Chicago Illinois GO Bonds, 3.52%, 2/15/08, LOC: Bank of America
(mandatory put, 10/11/2007 @ 100)(r)	2,500,000	2,500,000
Illinois State Development Finance Authority Revenue VRDN:
3.76%, 6/1/19, LOC: Northern Trust Co. (r)	6,565,000	6,565,000
3.75%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
3.76%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 3.80%, 12/15/23, BPA: Merrill Lynch (r)	14,120,000	14,120,000

Indiana - 4.1%
Allen County Indiana Economic Development Revenue VRDN,
4.15%, 11/1/09, LOC: JPMorgan Chase Bank (r)	1,250,000	1,250,000
Elkhart County Indiana Economic Development Revenue VRDN,
3.96%, 4/1/28, LOC: FHLB (r)	2,425,000	2,425,000
Indiana State Development Finance Authority Revenue VRDN:
4.10%, 7/1/18, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	1,400,000	1,400,000
4.25%, 4/1/22, LOC: JPMorgan Chase Bank (r)	795,000	795,000
3.80%, 1/1/27, LOC: National City Bank (r)	6,580,000	6,580,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
3.83%, 2/1/22, LOC: Farm Credit Services, C/LOC: Rabobank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.13%,
5/1/18, LOC: Bank of Tokyo-Mitsubishi UFI, Ltd. (r)	5,150,000	5,150,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 4.13%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,200,000	3,200,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
3.93%, 2/1/21, LOC: Old National Bank, C/LOC: Northern
Trust Co. (r)	2,090,000	2,090,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
3.85%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	5,540,000	5,540,000
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 3.93%, 5/1/16, LOC: Old National Bank, C/LOC:
Wells Fargo Bank (r)	3,900,000	3,900,000

Iowa - 1.4%
Iowa State Finance Authority Revenue VRDN, 3.83%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue Anticipation Notes:
Loras College, 4.50%, 5/20/08, LOC: LaSalle Bank	1,000,000	1,006,400
Morningside, 4.50%, 5/20/08, LOC: U.S. Bank	1,250,000	1,258,536
Iowa State School Cash Anticipation Notes, 4.50%,
6/27/08, FSA Insured	7,000,000	7,051,372

	Principal
Municipal Obligations - Cont'd	Amount	Value
Kentucky - 3.6%
Kentucky State Tax and Revenue Anticipation Notes, 4.50%, 6/26/08	$8,000,000	$8,059,760
Lexington-Fayette Kentucky Urban County Educational Facilities
Revenue VRDN, 3.79%, 5/1/25, LOC: Fifth Third Bank (r)	4,825,000	4,825,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 3.84%, 7/1/26,
LOC: Fifth Third Bank (r)	3,225,000	3,225,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.79%, 6/1/34, LOC: U.S. Bank (r)	10,979,500	10,979,500
Northern Kentucky Port Authority Industrial Building Revenue VRDN,
3.79%, 12/1/21, LOC: Fifth Third Bank (r)	4,000,000	4,000,000
Winchester Kentucky Industrial Building Revenue VRDN, 3.94%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 3.7%
Jefferson County Louisiana Special Sales Tax Revenue VRDN, 3.83%,
12/1/22, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	500,000	500,000
Louisiana State HFA Revenue VRDN, 3.80%,
9/15/40, LOC: Charter One Bank (r)	5,000,000	5,000,000
Louisiana State Public Facilities Authority Revenue VRDN, 3.85%,
12/1/14, LOC: Regions Bank (r)	1,680,000	1,680,000
New Orleans Louisiana Aviation Board Revenue VRDN:
3.78%, 8/5/15, BPA: Dexia Credit Local, MBIA Insured (r)	2,345,000	2,345,000
3.78%, 8/1/16, LOC: Dexia Credit Local (r)	24,680,000	24,680,000

Maryland - 2.4%
Baltimore Maryland MFH Revenue VRDN, 3.75%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 3.75%, 1/1/21, LOC: M&T Trust Co. (r)	7,905,000	7,905,000
Montgomery County Maryland GO Bonds, 5.00%, 5/1/08	5,700,000	5,763,695

Massachusetts - 1.5%
Massachusetts State GO Bonds:
4.00%, 11/1/07	4,610,000	4,615,085
5.50%, 2/1/08, MBIA Insured	6,000,000	6,063,466
5.00%, 5/1/08, CIFG Assurance Insured	3,000,000	3,032,802

Michigan - 0.6%
Kent Michigan Hospital Finance Authority Revenue VRDN, 3.79%,
11/1/10, LOC: Fifth Third Bank (r)	1,900,000	1,900,000
Michigan State Municipal Bond Authority General Revenue Bonds,
4.50%, 8/20/07, LOC: Bank of Nova Scotia	4,000,000	4,004,332

Minnesota - 1.9%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
3.72%, 4/1/27, LOC: Allied Irish Bank (r)	3,335,000	3,335,000
Richfield Minnesota MFH Revenue VRDN, 3.75%, 3/1/34,
LOC: Freddie Mac (r)	6,610,000	6,610,000
St. Louis Park Minnesota MFH Revenue VRDN, 3.75%, 8/1/34,
LOC: Freddie Mac (r)	7,292,000	7,292,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Mississippi - 7.2%
Mississippi Business Finance Corp. Revenue VRDN:
3.89%, 11/1/13, LOC: First Tennessee Bank (r)	$1,980,000	$1,980,000
3.77%, 3/1/17, LOC: PNC Bank (r)	8,485,000	8,485,000
3.81%, 12/1/36, LOC: Hancock Bank (r)	9,900,000	9,900,000
Mississippi State Development Bank SO Revenue VRDN:
3.83%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured
(mandatory put, 7/06/07 @ 100)(r)	7,565,000	7,565,000
3.83%, 12/1/23, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	12,715,000	12,715,000
Mississippi State Development Bank Special GO VRDN:
3.83%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,930,000	7,930,000
3.83%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	2,905,000	2,905,000
3.83%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)	15,000,000	15,000,000

Missouri - 1.6%
Carthage Missouri IDA Revenue VRDN, 3.94%, 9/1/30,
LOC: Wachovia Bank (r)	2,000,000	2,000,000
Missouri State Development Finance Board Revenue VRDN, 3.88%,
9/1/08, LOC: CoBank, C/LOC: BNP Paribas (r)	2,840,000	2,840,000
Missouri State Health & Educational Facilities Authority Revenue
VRDN, 3.74%, 6/1/33, BPA: U.S. Bank, FGIC Insured (r)	9,700,000	9,700,000

Nevada - 0.5%
Clark County Nevada School District GO Bonds, 5.00%, 6/15/08,
FSA Insured	5,000,000	5,062,506

New Hampshire - 2.2%
New Hampshire State Health & Education Facilities Authority
Revenue VRDN:
3.73%, 10/1/23, LOC: Bank of America (r)	3,300,000	3,300,000
3.75%, 7/1/32, LOC: Citizens Bank of New Hampshire,
C/LOC: Citizens Bank of Massachusetts (r)	16,600,000	16,600,000

New Mexico - 1.3%
New Mexico State GO Bonds:
5.00%, 3/1/08	3,925,000	3,959,252
4.50%, 6/30/08	8,000,000	8,060,560

New York - 1.9%
Albany New York IDA Revenue VRDN, 3.77%, 6/1/34,
LOC: M&T Trust Co. (r)	6,000,000	6,000,000
Metropolitan New York Transportation Authority Revenue VRDN,
3.92%, 11/1/26, LOC: BNP Paribas (r)	945,000	945,000
Monroe County New York IDA Revenue VRDN, 3.82%, 12/1/34,
LOC: M&T Trust Co. (r)	1,540,000	1,540,000
New York City GO VRDN:
3.71%, 8/1/34, LOC: Bank of America (r)	2,000,000	2,000,000
3.71%, 9/1/35, LOC: Royal Bank of Scotland (r)	5,000,000	5,000,000
New York City IDA Revenue VRDN, 3.82%, 2/1/35,
LOC: M&T Trust Co. (r)	2,240,000	2,240,000

North Carolina - 0.5%
North Carolina State GO Bonds:
4.50%, 3/1/08	3,000,000	3,016,885
5.00%, 3/1/08	1,500,000	1,513,099

	Principal
Municipal Obligations - Cont'd	Amount	Value
North Dakota - 0.6%
Traill County North Dakota Solid Waste Disposal Revenue VRDN,
3.98%, 3/1/13, LOC: Wells Fargo Bank (r)	$5,750,000	$5,750,000

Ohio - 3.4%
Akron, Bath, & Copley Joint Township Ohio Hospital District Revenue
VRDN, 3.75%, 11/1/34, LOC: JPMorgan Chase Bank (r)	4,900,000	4,900,000
Blue Ash Ohio Economic Development Revenue VRDN, 3.79%,
5/1/30, LOC: National City Bank (r)	11,200,000	11,200,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 3.79%,
9/1/22, LOC: Fifth Third Bank (r)	3,905,000	3,905,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 3.79%,
11/1/23, LOC: Fifth Third Bank (r)	4,005,000	4,005,000
Hamilton County Ohio Healthcare and Life Enriching Community
Revenue VRDN, 3.75%, 1/1/37, LOC: PNC Bank (r)	5,645,000	5,645,000
Ohio State Higher Educational Facility Commission Revenue VRDN,
3.83%, 9/1/26, LOC: Fifth Third Bank (r)	2,075,000	2,075,000

Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority
Revenue VRDN, 3.84%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Pennsylvania - 3.7%
Butler County Pennsylvania IDA Revenue VRDN, 3.80%, 9/1/27,
LOC: National City Bank (r)	5,000,000	5,000,000
Lawrence County Pennsylvania IDA Revenue VRDN, 3.85%,
12/1/15, LOC: National City Bank (r)	2,500,000	2,500,000
Pennsylvania State GO Bonds, 5.00%, 3/1/08	4,000,000	4,034,921
Pennsylvania State Higher Educational Facilities Authority Revenue
Bonds, 3.70%, 5/1/14, BPA: Wachovia Bank, XL Capital Insures
(mandatory put, 5/1/08 @ 100)(r)	2,250,000	2,250,000
Pennsylvania State Higher Educational Facilities Authority
Revenue VRDN:
3.75%, 11/1/29, LOC: National City Bank (r)	9,450,000	9,450,000
3.76%, 11/1/36, LOC: Sovereign Bank, C/LOC: UniCredito
Italiano Bank plc (r)	6,350,000	6,350,000
Temple University Pennsylvania Higher Education Revenue Bonds,
4.25%, 4/24/08	5,000,000	5,024,738

South Carolina - 0.8%
Dorchester County South Carolina IDA Revenue VRDN, 4.00%,
10/1/24, LOC: HypoVereinsbank (r)	5,100,000	5,100,000
South Carolina State GO Bonds, 5.50%, 4/1/08	2,000,000	2,026,961

Tennessee - 9.8%
Blount County Tennessee Public Building Authority Revenue VRDN,
3.95%, 6/1/30, BPA: DEPFA Bank plc, XL Capital Insured (r)	4,500,000	4,500,000
Chattanooga Tennessee Health Educational & Housing Facility Board
Revenue VRDN, 3.74%, 7/1/25, LOC: SunTrust Bank (r)	11,475,000	11,475,000
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue VRDN, 4.03%, 12/1/29, LOC: First Tennessee Bank (r)	4,100,000	4,100,000
Loudon Tennessee Industrial Development Board Revenue VRDN,
3.80%, 4/1/13, LOC: JPMorgan Chase Bank (r)	2,195,000	2,195,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 3.76%,
3/1/24, LOC: SunTrust Bank (r)	12,065,000	12,065,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
3.94%, 12/1/27, LOC: Regions Bank (r)	$5,000,000	$5,000,000
3.79%, 9/1/28, LOC: Fifth Third Bank (r)	2,835,000	2,835,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
3.76%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	1,325,000	1,325,000
3.76%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	1,875,000	1,875,000
3.76%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,565,000	2,565,000
3.76%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	900,000	900,000
3.76%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	3,200,000	3,200,000
3.76%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,420,000	7,420,000
3.76%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,360,000	7,360,000
3.76%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	5,000,000	5,000,000
3.76%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	3,585,000	3,585,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
3.76%, 5/1/16, LOC: Allied Irish Bank (r)	2,200,000	2,200,000
3.76%, 9/1/16, LOC: First Tennessee Bank (r)	4,800,000	4,800,000
3.76%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
3.77%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000

Texas - 4.9%
Denton Texas Independent School District GO Bonds, 3.90%,
8/15/21 (mandatory put, 8/15/07 @ 100) BPA: West LB,
CF: Texas Permanent School Funding (r)	8,000,000	8,000,327
Garland Texas Independent School District GO Bonds, 3.75%,
6/15/29, BPA: DEPFA Bank plc, GA: Texas Permanent
School Fund (r)	7,875,000	7,875,000
HFDC of Central Texas Inc. Revenue VRDN, 3.76%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
3.93%, 9/1/27, LOC: JPMorgan Chase Bank (r)	4,000,000	4,000,000
Texas State GO Bonds, 3.52%, 4/1/36, BPA: CalPERS
(mandatory put, 9/5/07 @ 100)(r)	5,000,000	5,000,000
Weslaco Texas Health Facilities Development Corp. VRDN, 3.77%,
6/1/23, BPA: Lehman Liquidity Co. LLC, Connie Lee Insured (r)	13,755,000	13,755,000

Utah - 4.2%
Utah State GO Bonds, 4.50%, 7/1/08	5,000,000	5,037,377
Utah State Housing Corp. Revenue VRDN, 3.78%, 7/1/36, BPA:
Bayerische Landesbank Girozentrale, CF: Utah Housing Corp.(r)	5,000,000	5,000,000
Utah State Municipal Securities Trust Certificates Revenue VRDN,
3.88%, 5/6/13, LOC: Bear Stearns (r)	29,045,000	29,045,000

Vermont - 1.8%
Vermont State Economic Development Authority Mortgage Revenue
VRDN, 3.77%, 5/1/09, LOC: Sovereign Bank,
C/LOC: Lloyds TSB Bank (r)	1,800,000	1,800,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Vermont - Cont'd
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
3.77%, 10/1/30, LOC: TD Banknorth (r)	$11,060,000	$11,060,000
3.77%, 1/1/33, LOC: TD Banknorth (r)	3,745,000	3,745,000

Washington - 2.8%
Pierce County Washington Tacoma School District GO Bonds, 5.00%,
6/1/08, FGIC Insured	5,000,000	5,060,553
Washington State GO Bonds:
4.00%, 1/1/08, AMBAC Insured	6,780,000	6,796,527
5.00%, 1/1/08, AMBAC Insured	7,100,000	7,146,711
Washington State Health Care Facilities Authority Revenue VRDN,
3.83%, 11/15/26 (r)	6,500,000	6,500,000

Wisconsin - 2.0%
Grafton Wisconsin IDA Revenue VRDN, 3.83%, 12/1/17,
LOC: U.S. Bank (r)	1,930,000	1,930,000
Wisconsin State Health and Educational Facilities Authority
Revenue VRDN:
3.78%, 11/1/23, LOC: U.S. Bank (r)	6,700,000	6,700,000
3.95%, 8/1/34, LOC: Marshall & Ilsley Bank (r)	10,080,000	10,080,000

Wyoming - 1.8%
Gillette Wyoming Pollution Control Revenue VRDN, 3.76%, 1/1/18,
LOC: Barclays Bank plc (r)	16,200,000	16,200,000

TOTAL INVESTMENTS (Cost $931,519,178) - 100.8%		931,519,178
Other assets and liabilities, net - (0.8%)		(7,658,579)
Net Assets - 100%		$923,860,599

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 902,836,355 shares outstanding		$902,725,283
Class I: 21,061,161 shares outstanding		21,059,905
Undistributed net investment income		37,809
Accumulated net realized gain (loss) on investments		37,602

Net Assets		$923,860,599

Net Asset Value Per Share
Class O: (based on net assets of $902,798,670)		$1.00
Institutional Class: (based on net assets of $21,061,929)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net assets

June 30, 2007
	Principal
Municipal Obligations - 98.1%	Amount	Value
Alabama - 1.9%
Alabama State MFH Revenue VRDN:
Series I, 4.74%, 12/1/30 (r)	$4,130,000	$4,130,000
Series J, 4.74%, 12/1/30 (r)	2,280,000	2,280,000
Arizona - 0.7%
Glendale Arizona IDA Revenue Bonds, 4.40%, 12/1/14 (r)	1,100,000	1,091,992
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds,
4.45%, 3/1/28 (mandatory put, 3/1/08 @ 100)(r)	1,370,000	1,366,068
California - 2.9%
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	310,000	314,473
6.00%, 12/1/10 (prerefunded)	430,000	459,790
6.00%, 12/1/10 (unrefunded balance)	570,000	608,737
California Statewide Communities Development Authority Revenue COPs,
6.00%, 6/1/08	500,000	510,180
California Statewide Communities Development MFH Special Tax Revenue
Bonds, 6.25%, 7/1/42 (mandatory put, 7/20/07 @ 100)(r)	6,625,000	6,620,760
Los Angeles California MFH Revenue Bonds, 5.85%, 12/1/27
(mandatory put, 12/1/07 @ 100)	250,000	251,235
Southern California Rapid Transit District Special Assessment Revenue
Bonds, 5.90%, 9/1/07	750,000	752,678
Colorado - 3.8%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	7,851,300
Triview Colorado Metropolitan District Revenue Bonds,
3.75%, 11/1/23 (r)	4,835,000	4,831,325
District of Columbia - 2.3%
District of Columbia Georgetown University Revenue Bonds, 3.70%,
4/1/41(r)	5,000,000	4,993,350
District of Columbia GO Bonds, 3.74%, 6/1/19 (r)	2,625,000	2,625,000
Florida - 7.6%
Dade County Florida Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,016,760
Florida State Capital Trust Agency Housing Revenue Bonds, 4.25%
through 7/10/08, 6.25% thereafter to 7/1/40 (c)(r)*	14,452,566	13,728,348
Palm Beach County Florida Revenue VRDN, 3.85%, 1/1/34 (r)	3,670,000	3,670,000
Polk County Florida Transportation Improvement Revenue Bonds,
5.00% through 12/1/10, 10.00% thereafter to 12/1/25 (r)	3,500,000	3,605,140
University Athletic Association, Inc. Athletic Program Revenue Bonds:
2.80%, 10/1/31 (mandatory put, 10/1/08 @ 100)(r)	1,285,000	1,258,632
3.80%, 10/1/31 (mandatory put, 10/1/11 @ 100)(r)	2,000,000	1,972,400

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - 0.6%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%,
7/1/29 (j)(r)	$3,900,000	$2,119,338
Illinois - 5.7%
Chicago Illinois Board of Education GO Bonds, Zero Coupon, 12/1/09	4,000,000	3,642,760
Chicago Illinois Housing Authority Revenue Bonds:
5.00%, 7/1/08	1,500,000	1,517,445
5.00%, 7/1/09	3,000,000	3,063,060
Cook County Illinois School District GO Bonds, 4.50%, 12/1/07	2,500,000	2,507,875
Illinois State GO Bonds:
5.00%, 3/1/08	5,000,000	5,040,850
5.00%, 1/1/09	2,000,000	2,033,920
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,261,462
Indiana - 0.4%
Elkhart County Indiana Economic Development Revenue VRDN,
4.15%, 2/1/10 (r)	900,000	900,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.13%, 11/1/18 (r)	480,000	480,000
Kentucky - 0.6%
Kentucky State Tax and Revenue Anticipation Notes, 4.50%, 6/26/08	2,000,000	2,015,140
Louisiana - 12.8%
Jefferson County Louisiana Special Sales Tax Revenue VRDN, 3.83%,
12/1/22 (r)	14,500,000	14,500,000
Louisiana Local Government Environmental Facilities and Community
Development Authority Anticipation Notes, 6.25%, 12/1/07	16,000,000	16,000,000
Louisiana State GO Bonds, 4.00%, 7/15/07	1,000,000	1,000,080
Louisiana State HFA Mortgage Revenue Bonds, 4.53%, 12/1/47
(mandatory put, 11/28/08 @ 100) (r)	4,320,000	4,320,000
Louisiana State HFA Mortgage Revenue VRDN, 3.98%, 12/7/34 (r)	2,025,000	2,025,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100)(r)	5,000,000	4,987,450
Maryland - 1.4%
Maryland State Community Development MFH Revenue Bonds,
3.67%, 9/12/07	4,600,000	4,598,988

Massachusetts - 2.8%
Massachusetts State GO Bonds:
4.00%, 11/1/07	2,000,000	2,001,720
5.50%, 11/1/11	5,000,000	5,305,950
5.25%, 8/1/14 (prerefunded 8/1/08 @101)	1,825,000	1,870,753
Minnesota - 0.6%
St. Paul Minnesota Port Authority Revenue VRDN, 4.02%, 6/1/19 (r)	1,960,000	1,960,000
Mississippi - 1.5%
Mississippi State GO Bonds, 6.20%, 2/1/08	5,055,000	5,109,190

	Principal
Municipal Obligations - Cont'd	Amount	Value
Missouri - 1.1%
Carthage Missouri IDA Revenue VRDN, 4.15%, 11/1/10 (r)	$3,100,000	$3,100,000
Missouri State Environmental Improvement & Energy Resources Authority
Revenue VRDN, 4.15%, 5/1/28 (r)	700,000	700,000
Montana - 0.8%
Montana Bi-State Development Agency Revenue Bonds, 3.95%,
10/1/35 (mandatory put, 10/1/09 @ 100)(r)	2,500,000	2,500,725
New Mexico - 1.2%
New Mexico State Tax and Revenue Anticipation Notes,
4.50%, 6/30/08	4,000,000	4,029,440
New York - 8.8%
Dutchess County New York Resource Recovery Agency Bond Anticipation
Notes, 3.65%, 12/28/07	7,400,000	7,355,822
New York City New York GO Bonds:
5.00%, 8/1/07	5,000,000	5,005,250
5.25%, 8/1/09 (prerefunded 8/1/07 @101)	25,000	25,281
5.25%, 8/1/09 (unrefunded balance)	1,975,000	1,997,061
5.25%, 8/1/11	3,000,000	3,138,660
New York State GO Bonds, 3.00%, 4/15/08	4,695,000	4,661,384
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (prerefunded 1/1/12 @ 100)	5,000,000	5,248,750
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29 (mandatory put,
7/15/09 @ 100)(r)	2,000,000	2,000,180

North Dakota - 1.2%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.621%, 11/1/19 (r)	3,980,000	3,991,900
Ohio - 2.4%
Cincinnati Ohio City School District COPs, 5.00%, 12/15/10	1,500,000	1,549,485
Cleveland Ohio GO Bonds:
5.50%, 8/1/09 (prerefunded 8/1/07 @102)	245,000	250,241
5.50%, 8/1/09 (unrefunded balance)	965,000	985,641
Ohio State HFA Revenue Bonds:
4.25%, 4/1/08	3,810,000	3,816,820
4.45%, 10/1/09	1,510,000	1,506,316
Oklahoma - 0.0%
Tulsa County Oklahoma IDA Revenue Bonds, 4.00%, 5/20/47 (m)*	5,935,000	59
Pennsylvania - 3.9%
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%, 5/1/31
(mandatory put, 5/1/08 @ 100)(r)	4,150,000	4,118,128
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds,
2.75%, 11/1/34 (mandatory put, 11/1/07 @ 100)(r)	9,070,000	9,021,294
Rhode Island - 0.4%
Rhode Island State Housing and Mortgage Finance Corp. Revenue Bonds,
4.50%, 10/1/08	1,250,000	1,259,262

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - 3.0%
Sevier County Tennessee Public Building Authority Revenue VRDN,
3.95%, 6/1/35 (r)	$10,000,000	$10,000,000
Texas - 14.8%
Denton Texas Independent School District GO Bonds, 3.90%, 8/15/21
(mandatory put, 8/15/07 @ 100)(r)	2,700,000	2,692,926
Grand Prairie Texas Independent School District GO Bonds, 3.05%,
8/1/33 (mandatory put, 7/31/07 @ 100)(r)	5,200,000	5,194,644
Lewisville Texas Independent School District GO Bonds:
Zero Coupon, 8/15/09	2,000,000	1,838,740
Zero Coupon, 8/15/10	2,000,000	1,763,180
Northside Texas Independent School District GO Bonds:
3.80%, 8/1/33 (mandatory put, 8/1/08 @ 100)(r)	2,000,000	1,999,680
4.00%, 6/1/35 (mandatory put, 5/31/11 @ 100)(r)	4,960,000	4,934,952
3.78%, 6/1/37 (mandatory put, 6/1/09 @ 100)(r)	5,000,000	4,993,650
Red River Texas Educational Finance Revenue Bonds, 3.10%, 12/1/31
(mandatory put, 12/3/07 @ 100)(r)	2,500,000	2,486,725
San Antonio Texas Electric And Gas Utility Revenue Bonds, 5.75%,
2/1/16 (prerefunded 2/1/10 @ 100)	5,105,000	5,333,040
Spring Texas Independent School District GO Bonds:
3.75%, 8/15/28 (r)	3,000,000	2,999,580
5.00%, 8/15/29 (r)	3,500,000	3,541,930
Tarrant County Texas Housing Finance Corp. Revenue Bonds,
6.25%, 3/1/04 (b)(f)	13,100,000	8,908,000
Texas State GO Bonds, 3.52%, 4/1/36 (mandatory put,
9/5/07 @ 100)(r)	2,500,000	2,497,625
Vermont - 1.0%
Vermont State Economic Development Authority General Revenue
VRDN, 3.77%, 5/1/09 (r)	600,000	600,000
Vermont State Educational and Health Buildings Financing Agency Revenue
VRDN, 4.03%, 11/1/21 (r)	2,560,000	2,560,000
Virginia - 3.3%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	3,000,000	3,001,440
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds,
4.25%, 9/1/30 (mandatory put, 4/1/10 @ 100)(r)	3,000,000	2,995,980
Virginia State Pocahontas Parkway Association Revenue Bonds:
Zero Coupon, 8/15/13 (prerefunded 8/15/08 @ 76.452)	2,800,000	2,050,664
Zero Coupon, 8/15/14 (prerefunded 8/15/08 @ 71.958)	1,100,000	758,263
Zero Coupon, 8/15/17 (prerefunded 8/15/08 @ 59.914)	2,095,000	1,202,425
Zero Coupon, 8/15/19 (prerefunded 8/15/08 @ 52.949)	2,000,000	1,014,460
Washington - 0.5%
Washington State Higher Education Facilities Authority Revenue Bonds,
5.00%, 10/1/30 (mandatory put, 4/1/08 @ 100)	1,500,000	1,512,915
West Virginia - 2.8%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	22,835,000	9,259,593

	Principal
Municipal Obligations - Cont'd	Amount	Value
Wisconsin - 0.5%
Appleton Wisconsin IDA Revenue VRDN, 4.30%, 11/1/12 (r)	$585,000	$585,000
Oconomowoc Wisconsin IDA Revenue VRDN, 4.15%, 5/1/18 (r)	1,045,000	1,045,000
Other - 6.8%
JPMorgan Chase & Co. Puttable Tax-Exempt Receipts VRDN:
Series 1751P, 3.95%, 12/1/10 (r)	17,050,000	17,050,000
Series 1750P, 3.99%, 8/15/14 (r)	2,550,000	2,550,000
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts VRDN,
3.95%, 10/1/35 (r)	3,169,970	3,169,970

TOTAL INVESTMENTS (Cost $350,432,549) - 98.1%		327,001,230
Other assets and liabilities, net - 1.9%		6,477,908
Net Assets - 100%		$333,479,138

Net Assets Consist of:
Paid-in capital applicable to 32,787,679 shares of beneficial interest, unlimited number of no par value shares authorized		$370,547,553
Undistributed net investment income (loss)		(210,465)
Accumulated net realized gain (loss) on investments		(13,426,631)
Net unrealized appreciation (depreciation) on investments		(23,431,319)

Net Assets		$333,479,138

Net Asset Value Per Share		$10.17

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
June 30, 2007
	Principal
Municipal Obligations - 98.3%	Amount	Value
Alabama - 3.0%
Alabama State MFH Revenue VRDN, 5.375%, 9/1/30 (r)	$1,600,000	$1,600,000
California - 13.7%
California Educational Facilities Authority Revenue Bonds, 6.625%,
6/1/20 (prerefunded 6/1/10 @ 101)(r)	1,490,000	1,610,928
California State GO Bonds, 5.00%, 8/1/23	1,000,000	1,034,610
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,557,423
5.25%, 12/1/23	1,000,000	1,053,940
Oxnard California COPs, 4.75%, 6/1/28	1,000,000	998,650
Perris Union High School District Capital Appreciation Certificates,
6.00%, 10/1/30	985,000	1,032,851
Colorado - 4.1%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,197,720
Connecticut - 2.0%
Connecticut State GO Bonds, 5.25%, 10/15/19	1,000,000	1,068,890
Florida - 12.6%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,593,680
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,150,000	1,165,076
Florida State Department of Environmental Protection Preservation
Revenue Bonds, 4.375%, 7/1/26	2,000,000	1,906,800
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	1,028,480
Illinois - 3.2%
Illinois State Metropolitan Pier and Exposition Authority Dedicated
State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	536,350
Illinois State Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08	1,135,000	1,145,885
Kentucky - 4.2%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100)(r)	2,210,000	2,248,852
Louisiana - 4.8%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,157,240
Louisiana State HFA Revenue Bonds, 4.53%, 12/1/47
(mandatory put, 11/28/08 @ 100)(r)	480,000	480,000
Louisiana State Public Facilities Authority Revenue VRDN, 5.25%,
11/1/17	840,000	901,135

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 1.7%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	$740,000	$740,044
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (k)*	500,000	150,895
Michigan - 4.8%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,004,580
Michigan State Municipal Bond Authority General Revenue Bonds,
5.00%, 10/1/23	1,500,000	1,560,015
New Jersey - 8.5%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	2,280,000	2,495,939
New Jersey State Transportation Trust Fund Authority Revenue Bonds,
5.25%, 12/15/23	1,830,000	2,006,284
Ohio - 5.2%
Ohio State Housing Finance Agency MFH Revenue Bonds:
5.45%, 8/20/34	1,775,000	1,817,742
4.90%, 6/20/48	1,000,000	952,580
Oklahoma - 3.0%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,574,490
Pennsylvania - 1.9%
Pocono Mountain Pennsylvania School District GO Bonds, 5.00%, 9/1/34	1,000,000	1,035,620
Rhode Island - 1.0%
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	500,000	551,580
Texas - 9.5%
Garland City Texas GO Refunding Bonds, 5.25%, 2/15/20	1,500,000	1,592,760
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	972,070
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/20	500,000	266,420
Tarrant County Texas Health Facilities Development Corp. Revenue Bonds,
5.75%, 2/15/15	2,000,000	2,212,800
Virgin Island - 2.0%
Virgin Islands Public Finance Authority Revenue Bonds, 6.375%, 10/1/19	1,000,000	1,073,240
Virginia - 3.4%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,801,830

	Principal
Municipal Obligations - Cont'd	Amount	Value
Washington - 2.9%
Clark County Washington School District GO Bonds, 5.00%, 12/1/22	$1,500,000	$1,574,535
West Virginia - 0.8%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	402,459
Wisconsin - 2.2%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,162,689
Other - 3.8%
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts VRDN,
3.95%, 10/1/35 (r)	2,000,000	2,000,000

TOTAL INVESTMENTS (Cost $52,470,862) - 98.3%		52,267,082
Other assets and liabilities, net - 1.7%		885,255
Net Assets - 100%		$53,152,337

Net Assets Consist of:
Paid-in capital applicable to 3,282,646 Class A shares of beneficial interest, unlimited number of no par value shares authorized		$53,425,585
Undistributed net investment income		16,501
Accumulated net realized gain (loss) on investments		(108,268)
Net unrealized appreciation (depreciation) on investments		(181,481)

Net Assets		$53,152,337

Net Asset Per Share		$16.19

		Underlying	Unrealized
	#of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
US Treasury Bonds	30	9/07	$3,232,500	$22,299

See notes to statements of net assets and notes to financial statements.

Notes to statements of net assets

(b)     This security was valued by the Board of Trustees. See Note A.

(c)     Subsequent to period end, Florida State Capital Trust Agency Housing Revenue Bonds in Limited Term defaulted on the July 2007 interest payment. Accrued interest as of June 30, 2007 totaled $1,052,420. Effective July 2007, this security is no longer accruing interest.

(f)     Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Limited Term have been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of June 30, 2007 totaled $1,094,159 and includes past due interest accrued since and due on September 1, 2005. Effective November 2006, this security is no longer accruing interest.

(g)     West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Limited Term and Long Term are currently in default for interest. Accrued interest as of June 30, 2007 totaled $1,571,987 and $68,325 respectively for Limited Term and Long Term and includes past due accrued since and due on April 1, 2006. Effective October 2006, this security is no longer accruing interest. Subsequent to period end, $1,191,585 and $51,791 of accrued interest in Limited Term and Long Term, respectively, was written off.

(j)     Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Limited Term are currently in default for interest. Accrued interest as of June 30, 2007 totaled $190,226 and includes past due accrued since and due on July 1, 2006. Effective November 2006, this security is no longer accruing interest.

(k)     Interest payments of the Maryland State Economic Development Corp. Revenue Bonds (Rocky Gap project) in Long Term have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At June 30, 2007 accumulated deferred interest totaled $167,070 and includes interest accrued since and due on October 1, 2003. Effective May 2007, this security is no longer accruing interest. Subsequent to period end, the conditions of the Supplemental Indenture have been extended until October 31, 2007.

(m)     Tulsa County Oklahoma IDA Revenue Bonds (Legacy at Riverview project) in Limited Term are no longer accruing interest and during the period, $382,148 of accrued interest was written off.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Non-income producing security.

Explanation of Guarantees:
BPA: Board-Purchase Agreement
CA: Collateral Agreement
CF: Credit Facility
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
GIC: Guaranteed Investment Contract
LOC: Letter of Credit

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
COPs: Certificates of Participation
FGIC: Federal Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSA: Financial Security Assurance Inc.
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Six Months Ended June 30, 2007
	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$16,982,558	$7,262,760	$1,283,358

Expenses:
Investment advisory fee	1,059,782	1,216,053	159,049
Transfer agency fees and expenses	485,918	153,624	20,109
Distribution Plan expenses:
Class A	--	--	23,857
Trustees' fees and expenses	23,567	8,503	1,329
Administrative fees:
Class O	1,168,858	--	--
Class A	--	31,974	4,206
Institutional Class	4,508	--	--
Accounting fees	58,022	30,679	4,281
Custodian fees	46,972	22,037	5,967
Insurance	99,993	3,193	294
Registration fees	21,951	13,469	8,120
Reports to shareholders	61,897	23,765	2,227
Professional fees	16,342	13,238	10,421
Miscellaneous	76,448	12,361	1,927
Total expenses	3,124,258	1,528,896	241,787
Fees paid indirectly	(91,031)	(14,605)	(2,914)
Net expenses	3,033,227	1,514,291	238,873

Net Investment Income	13,949,331	5,748,469	1,044,485

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	37,602	(2,036,289)	(18,762)
Futures	--	--	134,748
	37,602	(2,036,289)	115,986

Change in unrealized appreciation (depreciation) on:
Investments	--	(5,798,013)	(1,316,274)
Futures	--	--	(35,793)
	--	(5,798,013)	(1,352,067)

Net Realized and Unrealized
Gain (Loss)	37,602	(7,834,302)	(1,236,081)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$13,986,933	($2,085,833)	($191,596)

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$13,949,331	$26,840,763
Net realized gain (loss)	37,602	80,467

Increase (Decrease) in Net Assets
Resulting from Operations	13,986,933	26,921,230

Distributions to shareholders from:
Net investment income:
Class O shares	(13,711,567)	(26,306,397)
Institutional Class shares	(295,882)	(546,737)
Total distributions	(14,007,449)	(26,853,134)

Capital share transactions:
Shares sold:
Class O shares	427,824,980	735,858,390
Institutional Class shares	96,032,118	186,780,374
Reinvestment of distributions:
Class O shares	13,649,523	25,941,286
Institutional Class shares	294,843	539,81
Shares redeemed:
Class O shares	(442,321,432)	(845,602,630)
Institutional Class shares	(86,798,782)	(217,119,854)
Total capital share transactions	8,681,250	(113,602,623)

Total Increase (Decrease) in Net Assets	8,660,734	(113,534,527)

Net Assets
Beginning of period	915,199,865	1,028,734,392
End of period (including undistributed net investment income of $37,809 and $95,927, respectively)	$923,860,599	$915,199,865

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2007	2006
Shares sold:
Class O shares	427,824,980	735,858,390
Institutional Class shares	96,032,118	186,780,374
Reinvestment of distributions:
Class O shares	13,649,523	25,941,286
Institutional Class shares	294,843	539,811
Shares redeemed:
Class O shares	(442,321,432)	(845,602,630)
Institutional Class shares	(86,798,782)	(217,119,854)
Total capital share activity	8,681,250	(113,602,623)

See notes to financial statements.

Limited-Term Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$5,748, 469	$18,662,383
Net realized gain (loss)	(2,036,289)	(6,339,000)
Change in unrealized appreciation or (depreciation)	(5,798,013)	(4,533,385)

Increase (Decrease) in Net Assets
Resulting from Operations	(2,085,833)	7,789,998

Distributions to shareholders from:
Net investment income	(6,049,795)	(18,705,177)

Capital share transactions:
Shares sold	17,275, 544	83,183,249
Reinvestment of distributions	4,853,993	14,798,062
Shares issued from merger (See Note A)	--	14,307,343
Redemption fees	1,279	963
Shares redeemed	(145,086,877)	(407,123,677)
Total capital share transactions	(122,956,061)	(294,834,060)

Total Increase (Decrease) in Net Assets	(131,091,689)	(305,749,239)

Net Assets
Beginning of period	464,570,827	770,320,066
End of period (including distributions in excess of net investment income and undistributed net investment income of $210,465 and $90,861 respectively)	$333,479,138	$464,570,827

Capital Share Activity
Shares sold	1,669,887	7,907,901
Reinvestment of distributions	470,686	1,413,579
Shares issued from merger (See Note A)	--	1,371,023
Shares redeemed	(14,035,604)	(38,861,001)
Total capital share activity	(11,895,031)	(28,168,498)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,044,485	$2,260,480
Net realized gain (loss)	115,986	(122,675)
Change in unrealized appreciation or (depreciation)	(1,352,067)	71,773

Increase (Decrease) in Net Assets
Resulting from Operations	(191,596)	2,209,578

Distributions to shareholders from:
Net investment income	(1,044,407)	(2,260,067)

Capital share transactions:
Shares sold	4,226,933	6,485,229
Reinvestment of distributions	866,445	1,932,215
Redemption fees	--	13
Shares redeemed	(3,560,133)	(18,441,612)
Total capital share transactions	1,533,245	(10,024,155)

Total Increase (Decrease) in Net Assets	297,242	(10,074,644)

Net Assets
Beginning of period	52,855,095	62,929,739
End of period (including undistributed net investment income of $16,501 and $16,423 respectively)	$53,152,337	$52,855,095

Capital Share Activity
Shares sold	256,659	393,062
Reinvestment of distributions	52,812	117,335
Shares redeemed	(216,105)	(1,126,712)
Total capital share activity	93,366	(616,315)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On June 27, 2006, the net assets of the Calvert Municipal Fund, Inc., California Limited-Term Municipal Fund ("California Limited-Term") merged into the Calvert Tax-Free Reserves, Limited-Term Portfolio ("CTFR Limited-Term"). The merger was accomplished by a tax-free exchange of 1,371,023 shares of the CTFR Limited-Term Portfolio (valued at $14,307,343) for 1,399,168 shares of the California Limited-Term Fund outstanding at June 27, 2006. The California Limited-Term Fund's net assets as of June 27, 2006, including $36,806 of unrealized depreciation, were combined with those of the CTFR Limited-Term Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, securities valued at $8,908,000, or 2.7% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 30.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or seven days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $174,886, $174,160, and $26,200 was payable at period end for Money Market, Limited-Term, and Long Term, respectively. In addition, $72,893, $33,160, and $5,817 was payable at period end for operating expenses paid by the Advisor during June 2007, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $192,520 and $5,182 and $779 was payable at period end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. The amount actually paid by Long-Term, is an annualized fee, payable monthly of .09% of the Portfolio's average daily net assets of Class A. Under terms of the agreement $3,930 was payable at period end for Long-Term.

The Distributor received $1,629 and $8,184 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the period ended June 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $257,754, $25,568, and $3,841 for the six months ended June 30, 2007 for Money Market, Limited-Term and Long-Term, respectively. Under terms of the agreement $41,796, $3,950, and $630, was payable at period end for Money Market, Limited-Term, and Long-Term, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$252,451,872	$15,491,282
Sales	309,736,701	13,532,494

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of June 30, 2007 and the net capital loss carryforwards with expiration dates as of December 31, 2006.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$931,519,178	$350,385,362	$52,469,966
Unrealized appreciation	--	731,934	1,205,353
Unrealized (depreciation)	--	(24,116,066)	(1,408,237)
Net appreciation (depreciation)	--	($23,384,132)	($202,884)

Capital Loss Carryforwards
Expiration Date	Limited-Term	Long-Term
December 31, 2012	$2,204,809	--
December 31, 2013	$2,278,445	--
December 31, 2014	$616,112	$164,287

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, such purchase and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$103,605,560	$71,613,190	$6,500,000
Sales	64,340,000	115,455,560	1,700,000
Net Realized Gain	--	560	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$203,228	5.87%	$5,133,895	January 2007
Limited-Term	335,065	5.86%	14,309,975	June 2007
Long-Term	8,699	5.88%	307,208	May 2007

Note E -- Subsequent Event

Subsequent to period end, Calvert Asset Management Company received a Final Determination Letter and Proposed Adverse Report (the "Report") from the Internal Revenue Service regarding Oklahoma Housing Development Authority Revenue Bonds, ("Oklahoma Bonds") previously held in the Calvert Tax-Free Reserves Limited Term Portfolio. The Report alleges that the Oklahoma Bonds are taxable and that $596,250 of interest received on the Oklahoma Bonds in 2004 and 2005 is not excludable from the gross income of bondholders. Management is currently evaluating its options to resolve this matter.

Money Market Portfolio
Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.015	.028	.018
Distributions from
Net investment income	(.015)	(.028)	(.018)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.53%	2.83%	1.79%
Ratios to average net assets: A
Net investment income	3.04% (a)	2.78%	1.77%
Total expenses	.69% (a)	.69%	.69%
Expenses before offsets	.69% (a)	.69%	.69%
Net expenses	.67% (a)	.67%	.68%
Net assets, ending (in thousands)	$902,799	$903,667	$987,404

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.006	.005	.009
Distributions from
Net investment income	(.006)	(.005)	(.009)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.58%(x)	.50%	.89%
Ratios to average net assets: A
Net investment income	.57%	.49%	.90%
Total expenses	.70%	.67%	.68%
Expenses before offsets	.69%	.67%	.68%
Net expenses	.69%	.67%	.67%
Net assets, ending (in thousands)	$1,069,129	$1,167,378	$1,085,825

See notes to financial statements.

Money Market Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Institutional Class	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.030	.021
Distributions from
Net investment income	(.016)	(.030)	(.021)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.65%	3.08%	2.09%
Ratios to average net assets: A
Net investment income	3.28% (a)	3.00%	2.09%
Total expenses	.44% (a)	.43%	.38%
Expenses before offsets	.44% (a)	.43%	.38%
Net expenses	.42% (a)	.41%	.37%
Net assets, ending (in thousands)	$21,062	$11,533	$41,330

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.008	.012
Distributions from
Net investment income	(.009)	(.008)	.012
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.90%(x)	.83%	1.24%
Ratios to average net assets: A
Net investment income	.87%	.85%	1.24%
Total expenses	.38%	.35%	.34%
Expenses before offsets	.37%	.35%	.34%
Net expenses	.37%	.35%	.34%
Net assets, ending (in thousands)	$29,729	$97,137	$173,443

See notes to financial statements.

Limited-Term Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$10.40	$10.57	$10.61
Income from investment operations
Net investment income	.15	.32	.27
Net realized and unrealized gain (loss)	(.22)	(.17)	(.04)
Total from investment operations	(.07)	.15	.23
Distributions from
Net investment income	(.16)	(.32)	(.27)
Net realized gain	--	--	--
Total distributions	(.16)	(.32)	(.27)
Total increase (decrease) in net asset value	(.23)	(.17)	(.04)
Net asset value, ending	$10.17	$10.40	$10.57

Total return*	(.72%)	1.40%	2.21%
Ratios to average net assets: A
Net investment income	2.84% (a)	2.97%	2.50%
Total expenses	.75% (a)	.71%	.66%
Expenses before offsets	.75% (a)	.71%	.66%
Net expenses	.75% (a)	.70%	.66%
Portfolio turnover	80%	110%	57%
Net assets, ending (in thousands)	$333,479	$464,571	$770,320

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$10.74	$10.74	$10.69
Income from investment operations
Net investment income	.20	.20	.28
Net realized and unrealized gain (loss)	(.13)	**	.05
Total from investment operations	.07	.20	.33
Distributions from
Net investment income	(.20)	(.20)	(.28)
Net realized gain	--	**	**
Total distributions	(.20)	(.20)	(.28)
Total increase (decrease) in net asset value	(.13)	.00	.05
Net asset value, ending	$10.61	$10.74	$10.74

Total return*	.62%	1.91%	3.11%
Ratios to average net assets: A
Net investment income	1.80%	1.88%	2.57%
Total expenses	.59%	.57%	.62%
Expenses before offsets	.59%	.57%	.62%
Net expenses	.59%	.57%	.62%
Portfolio turnover	39%	31%	47%
Net assets, ending (in thousands)	$1,210,008	$1,659,356	$1,348,434

See notes to financial statements.

Long-Term Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$16.57	$16.54	$16.64
Income from investment operations
Net investment income	.32	.66	.68
Net realized and unrealized gain (loss)	(.38)	.03	**
Total from investment operations	(.06)	.69	.68
Distributions from
Net investment income	(.32)	(.66)	(.68)
Net realized gains	--	--	(.10)
Total distributions	(.32)	(.66)	(.78)
Total increase (decrease) in net asset value	(.38)	.03	(.10)
Net asset value, ending	$16.19	$16.57	$16.54

Total return*	(.36%)	4.25%	4.15%
Ratios to average net assets: A
Net investment income	3.94% (a)	3.93%	4.04%
Total expenses	.91% (a)	.88%	.89%
Expenses before offsets	.91% (a)	.82%	.89%
Net expenses	.90% (a)	.80%#	.88%
Portfolio turnover	26%	60%	116%
Net assets, ending (in thousands)	$53,152	$52,855	$62,930

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.93	$17.03	$16.20
Income from investment operations
Net investment income	.65	.69	.70
Net realized and unrealized gain (loss)	(.29)	.11	1.02
Total from investments	.36	.80	1.72
Distributions from
Net investment income	(.65)	(.69)	(.72)
Net realized gains	--	(.21)	(.17)
Total distributions	(.65)	(.90)	(.89)
Total increase (decrease) in net asset value	(.29)	(.10)	.83
Net asset value, ending	$16.64	$16.93	$17.03

Total return*	2.20%	4.77%	10.84%
Ratios to average net assets: A
Net investment income	3.91%	3.96%	4.22%
Total expenses	.89%	.86%	.87%
Expenses before offsets	.88%	.85%	.86%
Net expenses	.88%	.85%	.85%
Portfolio turnover	151%	219%	113%
Net assets, ending (in thousands)	$63,310	$71,548	$74,231

See notes to financial statements.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

(x)     On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

**     Amount was less than .001 per share.

#     Net expenses would have been .86% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

June 30, 2007

Semi-Annual Report

Calvert Tax-Free Reserves
Vermont Municipal
Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Statement of Net Assets
9

Statement of Operations
11

Statements of Changes in Net Assets
12

Notes to Financial Statements
13

Financial Highlights
17

Explanation of Financial Tables
18

Proxy Voting and Availability of Quarterly Portfolio Holdings
20

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Dear Shareholder:

The six-month period ended June 30, 2007 was a challenging environment for bond fund investors and portfolio managers as mixed economic signals continued, longer-term interest rates rose, and influences from foreign investors and troubles in the U.S. subprime mortgage industry weighed on the markets. Against this backdrop, investors saw a significant shift in the environment for bond and money market securities.

Most significantly, the shape of the yield curve reverted to a more typical pattern, with higher interest rates and yields for longer-maturity bonds than for short-term securities. With the federal funds lending rate unchanged at 5.25%, yields for short-term instruments remained relatively level over the reporting period. Also, we began to see credit-quality shifts, with the compensation to bond investors for taking on the greater credit risk associated with lower-quality bonds starting to build to more realistic levels. On the economic front, sluggish GDP growth was somewhat offset by strong employment statistics. Although inflation was tame overall, it still remains a concern. We believe that these conflicting economic signals will probably convince the Federal Reserve to keep its benchmark federal funds lending rate at 5.25%, where it has been since June 2006, through the end of the year.

A Challenging Environment of Rising Rates

Interest rates on fixed-income securities of various maturities rose, hurting the values of longer-term bonds in particular. The yield on the 10-year U.S. Treasury note, which is a common benchmark for mortgage rates and other interest rates, increased 0.32% during the six-month period to finish at 5.03%. Because bond prices fall when interest rates rise (and vice-versa), it was a difficult six months for many bond funds. Our relatively short duration position across non-money market funds helped relative performance. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.

While the tax-exempt funds were positioned with a short relative duration versus their benchmarks, credit problems (unrelated to subprime mortgages) weighed down performance in some of our funds. Our management team continues to diligently work through the Portfolio's credit issues to seek to maximize returns to shareholders.

Essential Roles of Fixed Income Funds

Bond and money market funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed income investing, such as credit risk and interest rate risk, these types of funds can offer many benefits. Fixed-income funds that specialize in bonds of various maturities can help diversify a portfolio that contains equity funds. Of course, most bond funds also provide flows of income from the coupon (interest) payments on their holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios.

Money market funds strive to provide both stability and liquidity, so investors may use them as a core cash position for short-term financial goals or overall portfolio stability. Calvert's expertise in managing fixed-income funds in general and money-market funds in particular dates back to 1976, when Calvert was founded and introduced the First Variable Rate Fund for Government Income. We encourage you to work with a financial advisor, who can provide important insights into how to create an effectively diversified portfolio that includes allocations to bond and money-market funds.

Depth of Fixed-Income Experience

We expect to see some continued pressure across fixed-income markets as problems in the subprime mortgage market continue to spread to other sectors, affecting the broad bond market. With more than 30 years of experience managing fixed-income portfolios and close to $9 billion in assets under management in fixed-income funds, including money-market funds, we believe Calvert has the depth of skill needed to navigate these volatile markets.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2007

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments Vermont long-term tax-exempt bonds NASDAQ symbol CGVTX CUSIP number 131620-70-0

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Performance

For the six-month reporting period ended June 30, 2007, Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares (at NAV) returned 0.03%, versus 0.14% for the benchmark Lehman Municipal Bond Index and -0.17% for the Lipper Other States Municipal Debt Funds Average.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target fed funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year Treasury yield up 0.32% to 5.03%. Although the Fed held its target fed funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The turmoil in the U.S. subprime mortgage industry has continued to dampen investors' appetite for risk. Subprime mortgage companies make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

Interest rates on AAA rated, long-term municipal securities rose approximately 0.37 percentage points during the period. This shift occurred as the market's consensus outlook changed from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year.

Portfolio performance lagged relative to the Index due to the Portfolio's allocation to long-term securities, which declined in price as yields rose during the first half of 2007. The Portfolio's relatively large allocation to AAA rated securities also hurt performance, as BBB rated and high-yield bonds produced the highest returns during the period.

The Portfolio's allocations to pre-refunded bonds (municipal bonds backed by various U.S. government securities) and shorter-term municipal securities--especially those with an average maturity of one year-- were both positive contributors to relative performance. The Portfolio's short duration relative to the Index also benefited returns as interest rates rose during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio benefited from Moody's Investors Service upgrading Vermont's general-obligation bond credit rating from Aa1 to AAA during the period. Also, Fitch upgraded the Vermont Municipal Bond Bank's rating from AA+ to AAA, which boosted performance.

Going Forward

Demand for municipal bonds is strong and municipal bond issuance remains high. We are currently maintaining a defensive stance from both an interest-rate and credit standpoint, concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough yield incentive.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the fed funds rate.

Of course, we will continue to seek and take advantage of any solid investment opportunities offered.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

Comparative Investment Performance (Total Return at NAV)

(as of 6.30.07)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index **
1 year	3.71%	4.00%	4.69%
5 year*	3.57%	3.58%	4.61%
10 year*	4.14%	4.32%	5.44%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

*   Average annual return

**  Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.

Portfolio
Statistics
monthly
dividend yield
6.30.07	3.49%
12.31.06	3.11%

30 day SEC yield
6.30.07	3.58%
12.31.06	3.35%

weighted
average maturity
6.30.07	13 years
12.31.06	12 years

effective duration
6.30.07	4.62 years
12.31.06	4.77 years

verage annual
total return

as of 6.30.07

1 year	(0.18%)
5 year	2.78%
10 year	3.74%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

*Source: Lipper Analytical Services, Inc.

Economic Sectors	% of Total Investments
Bond Bank	12.3%
Electric	16.2%
Higher Education	16.0%
Hospital	6.3%
Industrial Developent Revenue/Pollution Control Revenue	2.3%
Lease/Certificate of Participation	2.3%
Other Healthcare	1.3%
Other Transportation	7.9%
Prerefunded/Escrow to Maturity	9.8%
Single Family Housing	4.3%
Special Tax	2.3%
State General Obligation	19.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,000.30	$3.96
Hypothetical	$1,000.00	$1,020.83	$4.00
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2007
	Principal
Municipal Obligations - 98.5%	Amount	Value
Vermont - 67.8%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,340,719
5.375%, 7/1/12	1,405,000	1,493,810
Rutland County Vermont Solid Waste District Revenue Bonds:
6.60%, 11/1/07	100,000	100,847
6.70%, 11/1/08	100,000	103,360
6.75%, 11/1/09	100,000	105,594
6.80%, 11/1/10	100,000	107,652
6.80%, 11/1/11	100,000	109,564
6.85%, 11/1/12	100,000	111,301
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/23	1,000,000	1,043,910
5.125%, 10/1/27	1,000,000	1,035,520
Vermont Municipal Bonds Bank Revenue Bonds:,
5.00%, 12/1/17	1,000,000	1,054,510
5.50%, 12/1/18	1,060,000	1,108,622
5.00%, 12/1/19	2,000,000	2,081,180
5.50%, 12/1/19	1,500,000	1,568,805
Vermont State Economic Development Authority Mortgage Revenue
VRDN, 3.77%, 5/1/09 (r)	600,000	600,000
Vermont State Educational and Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,044,910
5.50%, 7/1/18	1,955,000	2,006,299
VRDN, 4.03%, 11/1/21 (r)	500,000	500,000
5.00%, 10/1/23	1,000,000	1,020,650
5.625%, 10/1/25	1,000,000	1,003,510
5.00%, 11/1/32	1,810,000	1,849,241
5.50%, 1/1/33	1,100,000	1,124,706
4.75%, 12/1/36	1,000,000	946,930
5.00%, 10/31/46	1,000,000	1,023,920
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	384,212
5.00%, 2/1/15	2,300,000	2,433,078
4.625%, 8/1/17	2,000,000	2,039,700
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	520,000	512,236
5.25%, 11/1/20	195,000	196,665
5.55%, 11/1/21	545,000	551,851
4.90%, 11/1/22	775,000	782,928
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	1,200,000	1,279,380

Total Vermont (Cost $32,230,039)		32,665,610

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 30.7%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$1,038,420
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,528,515
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	1,940,357
5.50%, 7/1/17	1,000,000	1,110,490
5.50%, 7/1/21	1,000,000	1,120,790
Puerto Rico Commonwealth Highway & Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	2,220,980
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,056,660
5.00%, 7/1/40 (prerefunded 7/1/15 @ 100)	500,000	533,610
Puerto Rico Electric Power Authority Revenue Bonds, 5.00%, 7/1/22	500,000	527,800
Puerto Rico Public Buildings Authority Revenue Bonds, 5.25%, 7/1/20	1,000,000	1,092,840
Puerto Rico Public Finance Corp. Revenue Bonds, 5.70%, 8/1/25
(prerefunded 2/1/10 @ 100)	1,000,000	1,043,200
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,075,050
4.25%, 10/1/29	500,000	470,435

Total Territories (Cost $14,981,232)		14,759,147

TOTAL INVESTMENTS (Cost $47,211,271) - 98.5%		47,424,757
Other assets and liabilities, net - 1.5%		731,422
Net Assets - 100%		$48,156,179

Net Assets Consist of:
Paid-in capital applicable to 3,121,586 Class A shares of beneficial interest, unlimited number of no par value shares authorized		47,886,948
Undistributed net investment income		17,316
Accumulated net realized gain (loss) on investments		42,663
Net unrealized appreciation (depreciation) on investments		209,252

Net Assets		$48,156,179

Net Asset Value Per Share		$15.43

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	10	9/07	$1,077,500	($4,234)

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
GO: General Obligation
LO: Limited Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2007
Net Investment Income
Investment Income:
Interest income	$1,049,309

Expenses:
Investment advisory fee	144,513
Transfer agency fees and expenses	16,198
Trustees' fees and expenses	1,262
Administrative fees	3,820
Accounting fees	3,890
Custodian fees	5,423
Registration fees	2,622
Reports to shareholders	5,085
Professional fees	10,385
Miscellaneous	1,863
Total expenses	195,061
Fees paid indirectly	(2,636)
Net expenses	192,425

Net Investment Income	856,884

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,035
Futures	17,085
31,120

Change in unrealized appreciation (depreciation) on:
Investments	(868,347)
Futures	(20,241)
(888,588)

Net Realized and Unrealized Gain
(Loss)	(857,468)

Increase (Decrease) in Net Assets
Resulting From Operations	($584)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$856,884	$1,722,559
Net realized gain (loss)	31,120	39,956
Change in unrealized appreciation or (depreciation)	(888,588)	158,448

Increase (Decrease) in Net Assets
Resulting From Operations	(584)	1,920,963

Distributions to shareholders from:
Net investment income	(856,358)	(1,738,478)

Capital share transactions:
Shares sold	2,295,838	3,020,827
Reinvestment of distributions	506,371	1,055,603
Redemption fees	--	143
Shares redeemed	(2,829,788)	(4,804,716)
Total capital share transactions	(27,579)	(728,143)

Total Increase (Decrease) in Net Assets	(884,521)	(545,658)

Net Assets
Beginning of period	49,040,700	49,586,358
End of period (including undistributed net investment income of $17,316 and $16,790, respectively)	$48,156,179	$49,040,700

Capital Share Activity
Shares sold	146,903	193,057
Reinvestment of distributions	32,492	67,696
Shares redeemed	(180,807)	(307,613)
Total capital share activity	(1,412)	(46,860)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $23,718 was payable at period end. In addition, $4,311 was payable at period end for operating expenses paid by the Advisor during June 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $706 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $9,621 as its portion of commissions charged on sales of the Portfolio for the six months ended June 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,975 for the six months ended June 30, 2007. Under the terms of the agreement, $487 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,320,380 and $1,352,486, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $47,203,138. Net unrealized appreciation aggregated $221,619, of which $691,751 related to appreciated securities and $470,132 related to depreciated securities.

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, such purchase and sales transactions were $2,100,000 and $2,350,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$753	5.89%	$41,424	February 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$15.70	$15.64	$15.98
Income from investment operations
Net investment income	.28	.55	.56
Net realized and unrealized gain (loss)	(.27)	.07	(.24)
Total from investment operations	.01	.62	.32
Distributions from
Net investment income	(.28)	(.56)	(.56)
Net realized gains	--	--	(.10)
Total distributions	(.28)	(.56)	(.66)
Total increase (decrease) in net asset value	(.27)	.06	(.34)
Net asset value, ending	$15.43	$15.70	$15.64

Total return *	.03%	4.03%	2.05%
Ratios to average net assets: A
Net investment income	3.56% (a)	3.53%	3.56%
Total expenses	.81% (a)	.79%	.81%
Expenses before offsets	.81% (a)	.73%	.81%
Net expenses	.80% (a)	.72%#	.80%
Portfolio turnover	3%	5%	13%
Net assets, ending (in thousands)	$48,156	$49,041	$49,586

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.16	$16.21	$15.56
Income from investment operations
Net investment income	.56	.60	.65
Net realized and unrealized gain (loss)	(.18)	.10	.78
Total from investment operations	.38	.70	1.43
Distributions from
Net investment income	(.56)	(.60)	(.66)
Net realized gains	--	(.15)	(.12)
Total distributions	(.56)	(.75)	(.78)
Total increase (decrease) in net asset value	(.18)	(.05)	.65
Net asset value, ending	$15.98	$16.16	$16.21

Total return *	2.44%	4.42%	9.37%
Ratios to average net assets: A
Net investment income	3.53%	3.70%	4.08%
Total expenses	.81%	.80%	.79%
Expenses before offsets	.80%	.79%	.79%
Net expenses	.80%	.79%	.78%
Portfolio turnover	15%	26%	20%
Net assets, ending (in thousands)	$51,655	$52,888	$53,884

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(a)     Annualized.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

#     Net expenses would have been .78% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date:	August 29, 2007